Exhibit 99.2

MERCK & CO., INC.
CONSOLIDATED STATEMENT OF OPERATIONS - GAAP
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 1a

	2013				2012						% Change
	1Q	2Q	3Q	YTD	1Q	2Q	3Q	YTD	4Q	Full Year	3Q	YTD

Sales	$10,671	$11,010	$11,032	$32,713	$11,731	$12,311	$11,488	$35,530	$11,738	$47,267	-4%	-8%

Costs, Expenses and Other
Materials and production	3,959	4,284	4,104	12,347	4,037	4,112	4,137	12,286	4,160	16,446	-1%	—
Marketing and administrative	2,987	3,140	2,803	8,929	3,074	3,249	3,063	9,386	3,390	12,776	-8%	-5%
Research and development	1,907	2,101	1,660	5,668	1,862	2,165	1,918	5,944	2,224	8,168	-13%	-5%
Restructuring costs	119	155	870	1,144	219	144	110	473	191	664	*	*
Equity income from affiliates	(133)	(116)	(102)	(351)	(110)	(142)	(158)	(410)	(231)	(642)	-35%	-14%
Other (income) expense, net	282	201	172	656	142	103	200	446	669	1,116	-14%	47%

Income Before Taxes	1,550	1,245	1,525	4,320	2,507	2,680	2,218	7,405	1,335	8,739	-31%	-42%
Income Tax (Benefit) Provision	(66)	310	375	618	740	860	455	2,055	385	2,440
Net Income	1,616	935	1,150	3,702	1,767	1,820	1,763	5,350	950	6,299	-35%	-31%
Less: Net Income Attributable to Noncontrolling Interests	23	29	26	79	29	27	34	89	42	131
Net Income Attributable to Merck & Co., Inc.	$1,593	$906	$1,124	$3,623	$1,738	$1,793	$1,729	$5,261	$908	$6,168	-35%	-31%

Earnings per Common Share Assuming Dilution	$0.52	$0.30	$0.38	$1.20	$0.56	$0.58	$0.56	$1.71	$0.30	$2.00	-32%	-30%

Average Shares Outstanding Assuming Dilution	3,053	3,010	2,960	3,007	3,074	3,072	3,079	3,077	3,074	3,076

Tax Rate	-4.3%	24.9%	24.6%	14.3%	29.5%	32.1%	20.5%	27.8%	28.8%	27.9%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

THIRD QUARTER 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2c

		Acquisition-	Restructuring	Adjustment
	GAAP	Related Costs (1)	Costs (2)	Subtotal		Non-GAAP
Sales	$11,488					$11,488
Costs, Expenses and Other
Materials and production	4,137	1,232	60	1,292		2,845
Marketing and administrative	3,063	68	25	93		2,970
Research and development	1,918	40	(32)	8		1,910
Restructuring costs	110		110	110		—
Equity income from affiliates	(158)			—		(158)
Other (income) expense, net	200			—		200
Income Before Taxes	2,218	(1,340)	(163)	(1,503)		3,721
Taxes on Income	455			(300	)(3)	755
Net Income	1,763			(1,203)		2,966
Less: Net Income Attributable to Noncontrolling Interests	34			—		34
Net Income Attributable to Merck & Co., Inc.	$1,729			$(1,203)		$2,932
Earnings per Common Share Assuming Dilution	$0.56					$0.95
Average Shares Outstanding Assuming Dilution	3,079					3,079
Tax Rate	20.5%					20.3%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.  In the third quarter of 2012, the company recorded an adjustment to accelerated depreciation costs included in research and development expenses revising previously recorded amounts for certain facilities.

(3) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

NINE MONTHS ENDED SEPTEMBER 30, 2012

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2d

	GAAP	Acquisition- Related Costs (1)	Restructuring Costs (2)	Adjustment Subtotal		Non-GAAP
Sales	$35,530					$35,530
Costs, Expenses and Other
Materials and production	12,286	3,687	148	3,835		8,451
Marketing and administrative	9,386	183	70	253		9,133
Research and development	5,944	176	54	230		5,714
Restructuring costs	473		473	473		—
Equity income from affiliates	(410)			—		(410)
Other (income) expense, net	446			—		446
Income Before Taxes	7,405	(4,046)	(745)	(4,791)		12,196
Taxes on Income	2,055			(848	)(3)	2,903
Net Income	5,350			(3,943)		9,293
Less: Net Income Attributable to Noncontrolling Interests	89			—		89
Net Income Attributable to Merck & Co., Inc.	$5,261			$(3,943)		$9,204
Earnings per Common Share Assuming Dilution	$1.71					$2.99
Average Shares Outstanding Assuming Dilution	3,077					3,077
Tax Rate	27.8%					23.8%

Merck is providing non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing this information enhances investors’ understanding of the company’s performance.  This information should be considered in addition to, but not in lieu of, information prepared in accordance with GAAP.

(1) Amounts included in materials and production costs reflect expenses for the amortization of intangible assets recognized as a result of mergers and acquisitions.  Amounts included in marketing and administrative expenses reflect merger integration costs.  Amounts included in research and development expenses represent in-process research and development (“IPR&D”) impairment charges.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to actions under the company’s formal restructuring programs.

(3) Represents the estimated tax impact on the reconciling items.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2013

(AMOUNTS IN MILLIONS)

Table 3a

	Global			U.S.			International
	3Q13	3Q12	% Change	3Q13	3Q12	% Change	3Q13	3Q12	% Change

TOTAL SALES (1)	$11,032	$11,488	-4	$4,905	$5,112	-4	$6,127	$6,377	-4

PHARMACEUTICAL	9,475	9,875	-4	4,148	4,304	-4	5,327	5,571	-4

Primary Care and Women’s Health
Cardiovascular
Zetia	662	645	3	369	348	6	293	297	-1
Vytorin	396	423	-6	165	193	-15	232	229	1

Diabetes & Obesity
Januvia	927	975	-5	484	546	-11	444	429	3
Janumet	442	405	9	218	216	1	225	189	19

Respiratory
Nasonex	297	292	2	179	156	15	118	136	-13
Singulair	280	602	-53	29	249	-88	252	353	-29
Dulera	82	52	58	78	50	57	4	2	91
Asmanex	43	42	2	39	38	1	4	4	17

Women’s Health & Endocrine
NuvaRing	170	156	9	106	93	14	64	64	1
Fosamax	140	152	-8	7	6	7	133	146	-9
Follistim AQ	124	111	12	55	39	42	69	72	-5
Implanon	96	93	3	50	34	47	46	59	-22
Cerazette	51	64	-21				51	64	-21

Other
Arcoxia	112	109	2				112	109	2
Avelox	38	30	27	34	27	25	3	2	52

Hospital and Specialty
Immunology
Remicade	574	490	17				574	490	17
Simponi	126	86	46				126	86	46

Infectious Disease
Isentress	427	399	7	227	219	4	199	180	11
Cancidas	151	163	-7	7	8	-10	144	155	-7
PegIntron	104	165	-37	9	22	-61	95	143	-33
Invanz	130	118	10	70	60	17	59	58	3
Victrelis	121	149	-19	45	79	-43	75	70	8
Noxafil	75	66	15	23	19	24	52	47	11

Oncology
Temodar	162	227	-28	71	111	-35	91	116	-22
Emend	123	111	11	73	67	9	49	44	13

Other
Cosopt / Trusopt	104	102	3	5	3	58	100	99	1
Bridion	75	68	10				75	68	10
Integrilin	45	48	-6	41	44	-7	4	4	10

Diversified Brands
Cozaar / Hyzaar	238	295	-19	11	3	*	227	292	-22
Primaxin	88	109	-19	8	6	28	80	103	-22
Zocor	65	86	-24	6	7	-11	59	79	-25
Propecia	71	104	-32	7	30	-78	64	74	-13
Clarinex	54	64	-15	6	17	-63	48	46	3
Claritin Rx	36	47	-23				36	47	-23
Remeron	44	52	-15	1	1	31	43	51	-16
Proscar	38	55	-30	1	1	-2	37	54	-31
Maxalt	40	166	-76	14	136	-90	27	31	-13

Vaccines
Gardasil	665	581	15	548	412	33	117	169	-30
ProQuad, M-M-R II and Varivax	421	396	6	386	366	5	35	29	19
RotaTeq	201	150	34	154	108	43	47	41	12
Zostavax	185	202	-8	169	191	-12	16	10	51
Pneumovax 23	193	160	21	149	139	7	44	21	*

Other Pharmaceutical (2)	1,059	1,065	-1	304	258	18	754	809	-7

ANIMAL HEALTH	800	815	-2	208	211	-1	591	604	-2

CONSUMER CARE	443	451	-2	282	290	-3	160	161	-1
Claritin OTC	123	118	5	90	81	11	33	37	-10

Other Revenues (3)	314	347	-9	266	306	-13	48	41	17
Astra	220	255	-14	220	255	-14

* 100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $127 million and $116 million on a global basis for third quarter 2013 and 2012, respectively.

(3)  Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2013

(AMOUNTS IN MILLIONS)

Table 3b

	Global			U.S.			International
	Sep YTD 13	Sep YTD 12	% Change	Sep YTD 13	Sep YTD 12	% Change	Sep YTD 13	Sep YTD 12	% Change

TOTAL SALES (1)	$32,713	$35,530	-8	$13,727	$15,676	-12	$18,987	$19,853	-4

PHARMACEUTICAL	27,677	30,517	-9	11,093	13,127	-15	16,584	17,390	-5

Primary Care and Women’s Health
Cardiovascular
Zetia	1,941	1,891	3	1,054	987	7	887	904	-2
Vytorin	1,207	1,312	-8	491	578	-15	716	734	-2

Diabetes & Obesity
Januvia	2,883	2,952	-2	1,517	1,571	-3	1,366	1,382	-1
Janumet	1,325	1,207	10	650	628	4	675	580	17

Respiratory
Nasonex	1,008	960	5	506	459	10	501	501
Singulair	898	3,373	-73	45	2,127	-98	853	1,245	-32
Dulera	229	140	63	218	135	62	11	6	91
Asmanex	133	141	-6	117	128	-8	16	13	17

Women’s Health & Endocrine
NuvaRing	492	459	7	303	268	13	190	191	-1
Fosamax	421	522	-19	16	22	-28	405	500	-19
Follistim AQ	380	352	8	158	124	28	222	228	-3
Implanon	282	254	11	144	104	38	139	150	-8
Cerazette	159	202	-22				159	202	-22

Other
Arcoxia	354	338	5				354	338	5
Avelox	102	146	-30	95	140	-32	8	7	17

Hospital and Specialty
Immunology
Remicade	1,651	1,527	8				1,651	1,527	8
Simponi	354	236	50				354	236	50

Infectious Disease
Isentress	1,201	1,133	6	633	608	4	569	525	8
Cancidas	477	474	1	22	23	-2	455	451	1
PegIntron	372	510	-27	31	79	-60	341	431	-21
Invanz	360	329	9	185	166	12	175	163	7
Victrelis	347	387	-10	134	215	-38	213	172	24
Noxafil	212	191	11	63	54	16	149	136	9

Oncology
Temodar	596	688	-13	287	322	-11	310	366	-15
Emend	373	358	4	213	202	5	160	156	3

Other
Cosopt / Trusopt	313	331	-5	13	10	33	299	321	-7
Bridion	206	186	11				206	186	11
Integrilin	140	160	-13	128	147	-13	12	13	-7

Diversified Brands
Cozaar / Hyzaar	760	969	-22	26	16	62	734	953	-23
Primaxin	256	301	-15	15	17	-12	241	284	-15
Zocor	221	285	-22	18	20	-11	204	265	-23
Propecia	206	312	-34	18	95	-81	188	218	-14
Clarinex	180	337	-47	14	122	-89	166	215	-23
Claritin Rx	151	181	-16				151	181	-16
Remeron	150	175	-14	4	4	-2	146	171	-15
Proscar	136	160	-15	3	3	13	133	157	-16
Maxalt	124	476	-74	37	363	-90	87	113	-23

Vaccines
Gardasil	1,438	1,189	21	1,047	809	29	390	379	3
ProQuad, M-M-R II and Varivax	1,032	967	7	933	880	6	99	87	14
RotaTeq	507	433	17	382	317	20	125	116	8
Zostavax	494	426	16	443	396	12	51	30	68
Pneumovax 23	412	372	11	315	297	6	97	76	28

Other Pharmaceutical (2)	3,194	3,175	1	815	691	18	2,376	2,484	-4

ANIMAL HEALTH	2,491	2,501	—	658	643	2	1,833	1,859	-1

CONSUMER CARE (3)	1,504	1,557	-3	1,073	1,056	2	431	501	-14
Claritin OTC	379	432	-12	343	318	8	36	114	-69

Other Revenues (4)	1,041	955	9	902	851	6	139	104	34
Astra	727	664	10	727	664	10

* 100% or greater

(1)  Only select products are shown.

(2)  Includes Pharmaceutical products not individually shown above.  Other Vaccines sales included in Other Pharmaceutical were $267 million and $251 million on a global basis for September year-to-date 2013 and 2012, respectively.

(3)  The decrease in Consumer Care sales in the September year-to-date period resulted from the ongoing termination in China of distribution arrangements and a reversal of sales previously made to those distributors, together with associated termination costs.

(4)  Other revenues are primarily comprised of alliance revenue, miscellaneous corporate revenues and third party manufacturing sales.

MERCK & CO., INC.

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	1Q13	2Q13	3Q13	Sep YTD	1Q12	2Q12	3Q12	Sep YTD	4Q12	Full Year	% Change 3Q	% Change Sep YTD

TOTAL PHARMACEUTICAL	$8,891	$9,310	$9,475	$27,677	$10,082	$10,560	$9,875	$30,517	$10,085	$40,601	-4	-9

United States	3,256	3,689	4,148	11,093	4,189	4,633	4,304	13,127	3,915	17,041	-4	-15
% Pharmaceutical Sales	36.6%	39.6%	43.8%	40.1%	41.6%	43.9%	43.6%	43.0%	38.8%	42.0%

Europe (1)	2,465	2,343	2,276	7,084	2,558	2,540	2,210	7,309	2,441	9,750	3	-3
% Pharmaceutical Sales	27.7%	25.2%	24.0%	25.6%	25.4%	24.1%	22.4%	24.0%	24.2%	24.0%

Japan	1,034	948	893	2,875	1,267	1,199	1,124	3,590	1,388	4,978	-21	-20
% Pharmaceutical Sales	11.6%	10.2%	9.4%	10.4%	12.6%	11.4%	11.4%	11.8%	13.8%	12.3%

Latin America	596	676	628	1,899	627	668	715	2,010	742	2,752	-12	-5
% Pharmaceutical Sales	6.7%	7.3%	6.6%	6.9%	6.2%	6.3%	7.2%	6.6%	7.4%	6.8%

Asia Pacific	822	874	799	2,495	762	787	846	2,394	864	3,259	-6	4
% Pharmaceutical Sales	9.2%	9.4%	8.4%	9.0%	7.6%	7.4%	8.6%	7.8%	8.6%	8.0%

China	271	297	242	810	221	262	262	746	298	1,044	-8	9

Eastern Europe/Middle East Africa	439	479	431	1,349	361	441	366	1,168	416	1,584	18	15
% Pharmaceutical Sales	4.9%	5.1%	4.5%	4.9%	3.6%	4.2%	3.7%	3.8%	4.1%	3.9%

Canada	245	257	253	755	264	236	257	758	276	1,034	-2	0
% Pharmaceutical Sales	2.8%	2.8%	2.7%	2.7%	2.6%	2.2%	2.6%	2.5%	2.7%	2.5%

Other	34	45	47	127	53	56	52	161	42	203	-9	-21
% Pharmaceutical Sales	0.4%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.5%	0.4%	0.5%

(1) Europe primarily represents all European Union countries and the European Union accession markets.

MERCK & CO., INC.

THIRD QUARTER 2013

EQUITY INCOME / JV SALES / OTHER (INCOME) EXPENSE - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

EQUITY INCOME FROM AFFILIATES

	3Q13	3Q12	YTD 2013	YTD 2012
ASTRAZENECA LP	$72	$134	$302	$387
Other (1)	30	24	49	23
TOTAL	$102	$158	$351	$410

(1) Includes results for Sanofi Pasteur MSD.

SANOFI PASTEUR MSD JOINT VENTURE SALES DETAIL

All sales reported here are end-market JV sales, presented on a “NET” basis.

	3Q13	3Q12	YTD 2013	YTD 2012
GARDASIL	$87	$82	$221	$197
FLU VACCINES	93	82	93	82
OTHER VIRAL VACCINES	23	26	79	81
ZOSTAVAX	41	—	41	—
ROTATEQ	14	12	41	35
HEPATITIS VACCINES	8	7	23	24
Other Vaccines	126	127	331	352
TOTAL SANOFI PASTEUR MSD SALES	$392	$336	$829	$771

OTHER (INCOME) EXPENSE, NET

	3Q13	3Q12	YTD 2013	YTD 2012
INTEREST INCOME	$(67)	$(47)	$(189)	$(177)
INTEREST EXPENSE	215	178	600	524
EXCHANGE LOSSES	11	50	278	130
Other, net	13	19	(33)	(31)
TOTAL	$172	$200	$656	$446